UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 13, 2006
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                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


           1-9293                                      73-1016728
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    (Commission File Number)               (IRS Employer Identification No.)


             One Pre-Paid Way
                Ada, OK                                  74820
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  (Address of Principal Executive Offices)             (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01 Other Events.

     On November 13, 2006, Pre-Paid Legal Services, Inc. ("we" or "us") was mentioned in a New York Times article along with other public companies regarding new rules proposed by the Federal Trade Commission ("FTC") in April 2006 relating to the regulation of Business Opportunities (the "Business Opportunity Rule"). The article acknowledges the FTC proposal may be modified and could take as long as two years before approval. The article said that our filings (and those of other companies) with the Securities and Exchange Commission ("SEC") do not mention the risks posed by the FTC proposal. However, our filings with the SEC specifically address regulatory risks as follows:

     "We are regulated by or required to file with or obtain approval of State Insurance Departments, State Bar Associations and State Attorney General's Offices, depending on individual state positions regarding regulatory responsibility for legal service plans. Regulation of our activities is inconsistent among the various states in which we do business with some states regulating legal service plans as insurance or specialized legal service products and others regulating such plans as services. Such disparate regulation requires us to structure our Memberships and operations differently in certain states in accordance with the applicable laws and regulations. Our multi-level marketing strategy is also subject to U.S. federal, Canadian provincial and U.S. state regulation under laws relating to consumer protection, pyramid sales, business opportunity, lotteries and multi-level marketing. Changes in the regulatory environment for our business could increase the compliance costs we incur in order to conduct our business or limit the jurisdictions in which we are able to conduct business."

     In our judgment, it is premature at the early stage of the rule-making process to identify any more specific risks associated with the proposed Business Opportunity Rule. We are monitoring the proposed rule and have filed comments with the FTC. Our comments, along with the voluminous comments of other interested parties, can be found on the FTC's website.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.


                          By: /s/ Randy Harp
                              --------------------------------------------------
                              Randy Harp, Chief Operating Officer

Date:  November 16, 2006